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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2000

                        COMPASS KNOWLEDGE HOLDINGS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                       0-29615                87-0471549
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
OF INCORPORATION OR                     NUMBER)          IDENTIFICATION NUMBER)
ORGANIZATION)

                           2710 REW CIRCLE, SUITE 100
                              OCOEE, FLORIDA 34761
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 573-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 656-7585
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                            WWW.COMPASSKNOWLEDGE.COM
                         (REGISTRANT'S WEBSITE ADDRESS)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On August 23, 2000 we filed a Form 8-K to report the
              acquisition of all of the outstanding capital stock of Jamita, Inc. ("Jamita") and Rutherford Learning Group, Inc. ("RLG"). Pursuant to Item 7 of the Form 8-K, we indicated that we would file certain financial information as soon as practical, but no later than October 13, 2000. Notwithstanding this statement of when we would file the financial information, the rules with respect to Item 7 of Form 8-K allow for the financial information to be filed no later than October 30, 2000. Because the financial information is not presently available, this Amendment No. 1 is being filed to report that such financial information will be provided as soon as possible but in no event later than October 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COMPASS KNOWLEDGE HOLDINGS, INC.

Date: OCTOBER 13, 2000                 BY: /s/ ROGERS W. KIRVEN, JR.
      ----------------                     -------------------------
                                           Chief Executive Officer and Director

Date: OCTOBER 13, 2000                 BY: /s/ ANTHONY RUBEN
      ----------------                     ----------------------
                                           Chief Financial Officer and Treasurer



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